                                                               Exhibit m.1b
                                  SCHEDULE A*

The Brinson Funds (the "Trust"), Brinson Partners, Inc. (the "Manager") and Funds Distributor, Inc. (the "Distributor") hereby agree that the maximum amount which the Manager or the Distributor shall seek reimbursement for in accordance with the Rule 12b-1 Plan relating to the UBS Investment Funds class of shares of the Trust, is as follows:

     FUND                                                        AMOUNT
     ----                                                        ------

     UBS Investment Fund - Global                                0.40%
     UBS Investment Fund - Global Equity                         0.51%
     UBS Investment Fund - Global Bond                           0.24%
     UBS Investment Fund - U.S. Balanced                         0.25%
     UBS Investment Fund - U.S. Equity                           0.27%
     UBS Investment Fund - U.S. Bond                             0.22%
     UBS Investment Fund - Global (ex-U.S.) Equity               0.59%
     UBS Investment Fund - U.S. Large Capitalization Equity      0.27%
     UBS Investment Fund - U.S. Large Capitalization Growth      0.52%
     UBS Investment Fund - U.S. Small Capitalization Growth      0.52%
     UBS Investment Fund - High Yield                            0.60%
     UBS Investment Fund - Emerging Markets Equity               0.60%
     UBS Investment Fund - Emerging Markets Debt                 0.50%


                                    THE BRINSON FUNDS


                                    /s/E. Thomas McFarlan
                                    ----------------------------------------
                                    E. Thomas McFarlan
                                    President

                                    BRINSON PARTNERS, INC.


                                    /s/E. Thomas McFarlan
                                    ----------------------------------------
                                    E. Thomas McFarlan
                                    Managing Director

                                    FUNDS DISTRIBUTOR, INC.


                                    /s/Margaret W. Chambers
                                    ----------------------------------------
                                    Margaret W. Chambers
                                    Senior Vice President and General Counsel


* As approved February 21, 1995 and Amended/Revised on November 26, 1995, July 28, 1995, August 26, 1996, February 24, 1997, November 24, 1997, December
    10, 1998